united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/21

Item 1. Reports to Stockholders.

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

ANNUAL REPORT

June 30, 2021

1-888-9-BUYPSI
(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

Dear Shareholder:

We are pleased to present the annual report for the two Portfolio Strategies, Inc. (PSI) Mutual Funds for the fiscal year ended June 30, 2021.

Our goal is to help investors with investments that may lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we manage two different PSI Funds that attempt to achieve that goal: PSI Strategic Growth Fund and PSI Tactical Growth Fund.

Here is a brief overview of each Fund:

Strategic Growth Fund: FXSAX
Investment Strategy

The Strategic Growth Fund seeks to provide growth using mainly equity investments. The Fund primarily seeks long-term capital appreciation and secondarily, capital preservation. When markets reach extreme levels of volatility, the Fund can use cash as an asset class to reduce that volatility.

In an otherwise rotten year for humanity at large, the stock market was one bright spot for investors. Strategic Growth ended 2020 making new highs, up 29.14%.

The mechanical algorithm that powers the Strategic Growth Fund makes numerous short-term trades over the course of a year. Based entirely on probabilities, the goal is to win more trades than we lose, and overtime, compound our short-term gains into long-term results that exceed that of a buy and hold strategy.

What was different about 2020 was that the algorithm produced far fewer trades than we expected; whereas the model predicts up to 20 round-trip trades a year, during 2020, we only had six. However, this obscured the activity that was happening underneath the hood. In reality, we had a lot more signals—only this time, they were overlapping—keeping us in the market for longer periods. However, the six round trip trades we had proved opportune, helping us dodge over 30% of the March 2020 market decline, when U.S. stock indices lost about 34% of their value in less than six weeks, and almost the entirety of the brief correction of September 2020, where the Nasdaq 100 plunged more than 11% over three days.

By avoiding losses like these, while using 1.5x leverage when invested, the Fund was able to take a great year in the market, and make it even better.

The Strategic Growth Fund returned 39.56% for the six-month period ending December 31, 2020. The six-month return for the BarclayHedge Equity Long/Short Index (the benchmark used for the Strategic Growth Fund) was 11.63%.

If there is one thing we learned in 2020, it is how quickly things can change. That same rapidity of change was on full display in the first quarter of 2021 as the trends that market watchers have come to rely on quickly reversed: growth shifted out of favor, interest rates took off like a rocket, and unsexy sectors like energy, materials, and industrials suddenly became the market darlings. We believe the first quarter of 2021 also had its own unique mini-crises: in January the retail-investor fueled GameStop rally, in February the downfall of ARKK, and in March the blow up of Archegos Capital. In short, the first quarter of 2021 had thrown us all many curve balls.

Nevertheless, the S&P 500, the index that Strategic Growth tracks, has managed to hit 15 new all-time highs during the first quarter of 2021, closing out the quarter at 6.17%. This resiliency is remarkable given the adverse COVID19 news from the EU, end of quarter rebalancing, and the 10-year U.S. Treasury yields almost doubling in three months. The Fund was able to capture almost 74% of the S&P 500’s upside, falling just short of its 80% upside target.

1406-NLD-08/02/2021

Since the Fund was invested in 1.5x the S&P 500 for most of the first quarter, spending only 6.5% of trading days in cash, the program missed much of the capitol insurrection rally because of an inopportune signal expiring in early January. That demonstrates how news events may truly have unpredictable effects (or no effect at all) on the market.

The rapid rise of interest rates that we saw throughout the first quarter of 2021, fueled by inflation fears, suddenly ended right at the start of second quarter 2021. Limited damage was done to the broad market S&P 500 index, but it sent the interest sensitive Nasdaq 100 into near correction territory before recovering somewhat by the end of first quarter.

However, transcending the rise in rates was the prospect of a booming economy spurred on by government stimulus legislation. Add to those bullish earnings reports, even exceeding the already optimistic estimates, and it kept the pot boiling for other sectors and asset classes, including the value stocks. By mid-April, an over extended market morphed into a sideways pattern for most of two months, except for the Nasdaq 100, which began to slump again, and was down 7% by mid-May as interest rates leveled off just below the March peak.

Then despite signs of an overheating economy, just as suddenly as rates had risen, they started to fall in mid-May apparently for little reason. Perhaps the sense that inflation may be transient, after all, allowed the market to focus on the booming economy and government stimulus, along with the fact that rates were still low and would be so for a long time making it favorable for equities. Consequently, we began to see a more rapid rise in growth and tech stocks.

In the near term, we see some headwinds from both the technical and fundamentals. Seasonally, we are now entering the most unfavorable period of the year between mid -July through August. This is occurring at a time when we are at new market highs while reaching peak data levels in housing and car sales and prices with second quarter earnings expectations and PMI the highest on record. Even if earnings are up, they may fall short of these elevated expectations. At approximately 20, the S&P 500 P/E ratio is on the high side.

We have seen market momentum fade as we reached overbought levels in April. We are not as overbought now, but as the market has rallied recently, it has been doing so on sluggish breath.

We also have a fading tailwind from both physical and monetary policy. The money supply and the Fed balance sheet growth are slowing substantially. The stronger dollar will tighten financial conditions and possibly add more volatility. On top of all that, the Delta virus poses new risks of going backwards in opening the economy. Therefore, with record highs and record inflows going into the stock market it is a hard environment for surprises to the upside.

Still, it is encouraging that despite the Fed’s intention of moving up the schedule for raising rates and reducing bond buybacks, the market took the news with one day’s hiccup and then moved steadily up through quarters end and beyond. And, so far, it seems nothing can hold this market back. Here lies where we think the continued projection of low interest rates, with modest increases, will still make equities the only game in town for investors for the foreseeable future as it has been since the end of the financial crisis.

As the chart below shows, the Strategic Growth Fund has outperformed the S&P 500 index in the last year. The changing environment from the early phase of a strong recovery after the pandemic meltdown to a more mature and somewhat overbought market has led to some choppy market action. However, the Fund has kept close pace with the strong second quarter results of the S&P 500, capturing 90% of the S&P 500’s total return gain during that period.

1406-NLD-08/02/2021

One Year through June 2021
FXSAX in Blue – S&P 500 Total Return (with dividends) in Red.

Strategic Growth returned 55.78% for the 1-year period ended June 30, 2021, and 11.62% for the six months ended June 30, 2021. (The BarclayHedge Equity Long/Short Index returned 22.03% for the 1-year period ended June 30, 2021, and returned 9.31% over the six months ended June 30, 2021.)

Tactical Growth Fund: FXTAX
Investment Strategy

The Tactical Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The Fund primarily seeks total return from income and capital appreciation and secondarily, capital preservation.

By combining multiple styles, the Fund attempts to create a portfolio that stabilizes investment returns, allowing clients the opportunity to achieve long-term returns by potentially avoiding major down markets. The Tactical Growth Fund uses a variety of active management techniques to reallocate assets in response to market change. The Fund may lag market performance in up markets, seeking slower steady gains, while attempting to keep more earnings by missing large market corrections.

In the past, news about the stock market centered around earnings, the ability of companies to employ people, and sell product at a profit. When more companies did this more successfully, the stock market rose. After a few rocky recessions, the focus started to move to the Federal Reserve. The question then became when and how much the Federal Reserve would step in to support the stock market if the economy started to wane. As with all things in 2020, additional concerns were added to that question. We believed that movement in the stock market was now solely dependent on three things:

1.	Any new Federal Reserve easing;

2.	Any new fiscal easing by the government (that is, new stimulus deals to the tune of trillions of dollars in new debt);

3.	Coronavirus cases and the vaccine calendar.

If progress was made on any of these items on a particular day, the stock market tended to go up.

If there were any setbacks on any of these items, the stock market tended to go down for the day.

Because news on any of these items came out sporadically and randomly, there was notable volatility in the market—moves were exaggerated and compressed. As such, the Tactical Growth Fund, which relies on more of a mean-reverting strategy (that is, an exaggerated move one day

1406-NLD-08/02/2021

will tend to be corrected the next day to some degree), has had to widen its parameters to take into account this new normal.

This means that the Fund had to give the market more time than in the past when deciding whether to enter or exit a market. This should have made for fewer whipsaws in the Fund, but also meant that we may be a little late getting in, and a little late getting out. The trade-off is that, by doing this, we may be able to capture more of the up move in between. As the markets (and the economy, and the world, it seems) continued to change in drastic, unforeseen ways, the ability of the Fund to adapt may pay dividends down the road.

If there was one bit of good news to finish off 2020, it was that the Santa Claus rally (the typically rally in the stock market that closes out the year) was in full force. Stock market participants, full of stimulus money and promises of $2,000 individual payments, saw no reason to hold back in their continued purchase of stocks. While one might have qualms about the exponential growth of the country’s debt, that was a can to kick farther down the road as, for the time being at least, there didn’t seem to be any bad news that could derail the rally.

Tactical Growth had to do a little adapting as well. In looking at how the Fund responded to the market in 2020, it was easy to see that we were a little late in getting out in the spring (though we did move everything to cash on March 13, 2020, for the bulk of the decline), and we were a little late in getting back in (we re-entered the market on May 19, 2020) when the stimulus/rescue programs were announced. Furthermore, the defensive portion of the portfolio acted as a brake even as the market was going full steam ahead. For the second half of 2020, we relaxed the parameters a bit in that we were more forgiving of down days that would typically cause us to become defensive. These down days in the market were really just brief pauses before the up-move resumed. It got to the point in December during the aforementioned Santa Claus rally where the Fund barely moved from its most aggressive position for the whole month.

The Tactical Growth Fund returned 5.22% for the six-month period ended December 31, 2020. The BarclayHedge Global Macro Index (the benchmark used for the Tactical Growth Fund) returned 8.50% for the same period.

During the first quarter of 2021, technicals data improved after showing some divergences in late 2020. For example, on March 29, 2021, the Dow made a new high and the S&P 500 closed just shy of a new high. At the same time, other market metrics like the advance-decline line was confirming the new highs and the percent of the S&P 500 stocks above their 50-day moving average was nearing 90%, the highest level since June of 2020. These are a sign of strength in the market.

The stock market has all but surpassed its pre-pandemic level high, setting numerous records in the second quarter of 2021. This is driven in part by a healthy trend for corporate earnings, $5 trillion of additional fiscal stimulus circulating the economy, and improving fundamental economic backdrop. Some segments of the economy are running at levels above its pre-pandemic high (e.g., retail sales, personal savings, housing), while other segments have dramatically improved since the bottom of the economy in the second quarter of last year (industrial production, employment, recreational activities). According to the back-to-normal index created by Moody’s Analytics, the economy in the United States is operating at 92% of where it was in early March of 2020, with significant improvements in the second quarter 2021 as the economy continues to re-open and a larger percentage of the population is being vaccinated. What we find useful in this index is that it goes beyond the typical measures used to judge how the economy is doing such as GDP and employment. It combines 37 national and state level indicators ranging from industrial production to OpenTable restaurant bookings to provide a better understanding of how businesses and consumers are responding to the pandemic recovery.

1406-NLD-08/02/2021

This has been an incredible recovery and we anticipate further gains to be realized as vaccination programs continue to be rolled out globally. Here in the United States, a strong corporate environment and a healthy consumer supported by high personal savings rates are catalysts to stronger demand in the second half of the year as the economy continues to re-open.

With that brighter outlook, COVID-19 market concerns appear to have taken the back seat while a new series of market concerns are starting to build. Although we encourage investors not to discount lingering COVID-19 risks, this letter will focus on addressing the new series of market concerns. Today, three main themes emerge when observing marketplace behavior. These include anxiety over inflation risks, market valuations, and potentially higher taxes on the horizon.

Inflation Perspectives

We are now experiencing inflation rates not seen in decades—May CPI numbers indicate a year-over-year inflation rate of 4.5% (highest since 2008) and core CPI that excludes food and energy prices came in at 3.8% (highest since 1992). Major inflation momentum is seen in the price development of major commodities such as copper, oil, and steel, all of which have doubled since their low in 2020. Additionally, worker shortages in the services industry are also contributing to some upward inflationary pressures.

Markets are Over-valued

As of June 30, 2021, the S&P 500 Index has soared by over 98% since the bottom of March 2020, in what has been described as the fastest recovery in market history. To put this into perspective, markets have only experienced a 12-month rolling return of over 75% five times since 1881. Performance like this is extremely rare, which consequently comes with behavioral side effects, one that is filled with skepticism over higher prices, especially during a recession recovery.

Potential Tax Increases

To pay for additional spending packages announced by the new administration, legislation to rewrite part of the tax code has been proposed as a means of funding those packages. Items that are part of the proposal include increasing the marginal corporate tax rate from 21% to 28%, a minimum 15% tax on corporate book income, an increase to the top bracket individual rate,

1406-NLD-08/02/2021

additional payroll taxes for employers and highly paid employees, a shift in the maximum capital gains rate to that of the individual rate, and the elimination of step-up in basis treatment on inherited assets. Although these provisions and rates are up for negotiations, they still make enough of an impact for investors to take notice.

Tactical Growth returned 5.47% for the 1-year period ended June 30, 2021, and 0.23% for the six months ended June 30, 2021. (The BarclayHedge Global Macro Index returned 18.52% for the 1-year period ended June 30, 2021, and 9.24% for the six months ended June 30, 2021.)

We continue to have confidence that over-exposure to mutual funds such as ours may help to preserve capital during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski

President

Disclaimer and Definitions:

Economic conditions remain highly uncertain and there is no guarantee that the Funds will achieve their investment objectives or avoid losses.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

BarclayHedge Equity Long/Short Index: The BarclayHedge Equity Long/Short Index represents funds involving equity-oriented strategies that invest in both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.

BarclayHedge Global Macro Index: The BarclayHedge Global Macro Index represents a measure of the average return of the macro geared/strategized hedge funds within the Barclay database whose positions reflect the direction of the overall market as attributed to major economic trends and/or events. The portfolios of these funds comprise an offering of stocks, bonds, currencies, and commodities in the form of cash or derivative instruments. A majority of these funds invest globally in both developed and emerging markets.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results.

1406-NLD-08/02/2021

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for the periods ended June 30, 2021, compared to its benchmarks:

	One Year	Five Year	Ten Year
PSI Strategic Growth Fund - Class A	55.78%	10.88%	5.13%
PSI Strategic Growth Fund - Class A with load	46.90%	9.57%	4.51%
S&P 500 Total Return Index **	40.79%	17.65%	14.84%
BarclayHedge Equity Long/Short Index ***	22.03%	6.80%	5.09%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2020 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.64%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The BarclayHedge Equity Long/Short Index is an index of hedge funds which use a directional strategy that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2021

Portfolio Composition as of June 30, 2021:

% of Net Assets
Exchange Traded Funds	67.1%
Mutual Fund	28.5%
Other Assets Less Liabilities, Net	4.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for the periods ended June 30, 2021, compared to its benchmarks:

	One Year	Five Year	Ten Year
PSI Tactical Growth Fund - Class A	5.47%	1.78%	0.78%
PSI Tactical Growth Fund - Class A with load	(0.57)%	0.59%	0.19%
S&P 500 Total Return Index **	40.79%	17.65%	14.84%
BarclayHedge Global Macro Index ***	18.52%	5.50%	3.79%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2020 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 3.32%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The BarclayHedge Global Macro Index carries long and short positions in any of the world’s major capital or derivative markets. These positions reflect Global Macro managers views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets. Investors cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2021

Portfolio Composition as of June 30, 2021:

% of Net Assets
Exchange Traded Funds	66.4%
Common Stock	24.3%
REITs	1.0%
Other Assets Less Liabilities, Net	8.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 67.1%
	EQUITY FUNDS - 52.1%
65,752	Direxion Daily S&P 500 Bull 3X	$7,007,848
10,750	iShares Core S&P 500 ETF	4,621,640
		11,629,488
	FIXED INCOME - 15.0%
66,213	Invesco Ultra Short Duration ETF	3,342,433

	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,900,713)	14,971,921

	MUTUAL FUND - 28.5%
46,947	Rydex Series Trust - Nova Fund Investor Class (Cost - $6,150,000)	6,365,015

	TOTAL INVESTMENTS - 95.6% (Cost - $21,050,713)	$21,336,936
	OTHER ASSETS LESS LIABILITIES - NET - 4.4%	976,776
	NET ASSETS - 100.0%	$22,313,712

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCK - 24.3%
	BANKING - 3.3%
2,279	Citizens Financial Group, Inc.	$104,538
2,179	Fifth Third Bancorp	83,303
4,050	KeyCorp	83,633
152	SVB Financial Group *	84,577
		356,051
	BEVERAGES - 0.8%
1,584	Coca-Cola Company	85,710

	BIOTECH & PHARMA - 3.0%
470	CRISPR Therapeutics AG *	76,088
4,414	ImmunityBio, Inc. *	63,032
950	Krystal Biotech, Inc. *	64,600
630	Madrigal Pharmaceuticals, Inc. *	61,368
1,617	TG Therapeutics, Inc. *	62,724
		327,812
	CONSUMER SERVICES - 0.6%
1,766	WW International, Inc. *	63,823

	CONTAINERS & PACKAGING - 0.8%
1,601	Westrock Company	85,205

	E-COMMERCE DISCRETIONARY - 0.6%
798	Chewy, Inc. *	63,609

	ENGINEERING & CONSTRUCTION - 1.6%
794	MasTec, Inc. *	84,243
919	NV5 Global, Inc. *	86,855
		171,098
	HOME CONSTRUCTION - 0.8%
879	Lennar Corporation	87,329

	HOUSEHOLD PRODUCTS - 0.8%
640	Procter & Gamble Company	86,355

	LEISURE FACILITIES & SERVICES - 1.6%
591	Darden Restaurants, Inc.	86,280
1,668	DraftKings, Inc. *	87,020
		173,300
	METALS & MINING - 0.6%
3,480	Livent Corporation *	67,373

	RENEWABLE ENERGY - 0.6%
238	SolarEdge Technologies, Inc. *	65,776

	SEMICONDUCTORS - 1.8%
628	Applied Materials, Inc.	89,427
925	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	111,148
		200,575

See accompanying notes to financial statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	SOFTWARE - 4.2%
432	Crowdstrike Holdings, Inc. *	$108,566
433	Elastic NV *	63,114
324	Microsoft Corporation	87,772
2,407	Palantir Technologies, Inc. *	63,449
117	ServiceNow, Inc. *	64,297
168	Twilio, Inc. *	66,219
		453,417
	STEEL - 0.8%
881	Nucor Corporation	84,514

	TECHNOLOGY SERVICES - 0.6%
940	StoneCompany Ltd. *	63,036

	TRANSPORTATION & LOGISTICS - 1.0%
1,979	Southwest Airlines Company *	105,065

	WHOLESALE - CONSUMER STAPLES - 0.8%
1,109	Sysco Corporation	86,225

	TOTAL COMMON STOCK (Cost - $2,585,707)	2,626,273

	EXCHANGE TRADED FUNDS - 66.4%
	EQUITY FUNDS - 36.7%
3,745	ProShares Ultra QQQ *	268,928
19,208	ProShares Ultra S&P 500	2,177,995
4,435	SPDR S&P Health Care Services ETF	506,965
11,532	SPDR S&P Metals & Mining ETF	496,568
5,309	SPDR S&P Oil & Gas Exploration & Production ETF	513,327
		3,963,783
	FIXED INCOME - 29.7%
31,455	Invesco Ultra Short Duration ETF	1,587,848
14,694	SPDR Bloomberg Barclays High Yield Bond ETF	1,615,752
		3,203,600

	TOTAL EXCHANGE TRADED FUNDS (Cost - $7,169,358)	7,167,383

	REITs - 1.0%
824	Simon Property Group, Inc. (Cost - $108,097)	107,516

	TOTAL INVESTMENTS - 91.7% (Cost - $9,863,162)	$9,901,172
	OTHER ASSETS LESS LIABILITIES - NET - 8.3%	895,624
	NET ASSETS - 100.0%	$10,796,796

*	Non-income producing security.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

REITs - Real Estate Investment Trusts

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2021

	PSI	PSI
	Strategic Growth	Tactical Growth
	Fund	Fund
ASSETS
Investment securities:
At cost	$21,050,713	$9,863,162
At value	$21,336,936	$9,901,172
Cash and Cash Equivalents	4,371,434	1,810,325
Receivable for securities sold	7,019,215	1,533,018
Receivable for Fund shares sold	139	171
Dividends and interest receivable	80	4,844
Due from advisor	—	3,569
Prepaid expenses and other assets	17,662	14,478
TOTAL ASSETS	32,745,466	13,267,577

LIABILITIES
Payable for securities purchased	10,365,605	2,424,800
Payable for Fund shares redeemed	12	32
Investment advisory fees payable	9,514	—
Payable to related parties	27,322	26,682
Distribution (12b-1) fees payable	4,644	2,131
Accrued expenses and other liabilities	24,657	17,136
TOTAL LIABILITIES	10,431,754	2,470,781
NET ASSETS	$22,313,712	$10,796,796

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$17,267,984	$12,358,567
Accumulated earnings (losses)	5,045,728	(1,561,771)
NET ASSETS	$22,313,712	$10,796,796

Net Asset Value Per Share:
Class A Shares:
Net Assets	$22,313,712	$10,796,796
Shares of beneficial interest outstanding	1,591,287	1,244,008
Net asset value (Net assets ÷ Shares outstanding) and redemption price per share	$14.02	$8.68
Maximum offering price per share (maximum sales charges of 5.75%)	$14.88	$9.21

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2021

	PSI	PSI
	Strategic Growth	Tactical Growth
	Fund	Fund
INVESTMENT INCOME
Dividends	$127,080	$183,889
Interest	1,931	468
TOTAL INVESTMENT INCOME	129,011	184,357

EXPENSES
Investment advisory fees	216,471	108,645
Distribution (12b-1) fees	54,118	27,161
Administrative services fees	52,973	54,810
Shareholder service fees	32,836	16,662
Transfer agent fees	27,458	27,223
Registration fees	25,800	24,878
Accounting services fees	24,820	24,997
Legal fees	22,255	20,034
Audit fees	20,655	8,438
Trustees’ fees	15,718	18,215
Compliance officer fees	12,775	9,305
Custodian fees	4,745	4,474
Printing expenses	4,569	2,802
Other expenses	2,010	2,544
TOTAL EXPENSES	517,203	350,188
Less: Fees waived/reimbursed by Advisor	(105,746)	(143,804)
NET EXPENSES	411,457	206,384

NET INVESTMENT LOSS	(282,446)	(22,027)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	10,763,068	392,122
Distributions of realized gains by underlying investment companies	3,896	—
	10,766,964	392,122

Net change in unrealized appreciation (depreciation) of:
Investments	(1,114,956)	209,770
Foreign currency translations	—	(24)
	(1,114,956)	209,746
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,652,008	601,868
NET INCREASE IN NET ASSETS	$9,369,562	$579,841

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
FROM OPERATIONS
Net investment loss	$(282,446)	$(120,523)	$(22,027)	$(41,761)
Net realized gain (loss) from security transactions	10,763,068	(2,307,071)	392,122	(661,804)
Distributions of realized gains by underlying investment companies	3,896	—	—	11,021
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,114,956)	756,531	209,746	(244,801)
Net increase (decrease) in net operations	9,369,562	(1,671,063)	579,841	(937,345)

DISTRIBUTIONS TO SHAREHOLDERS
Return of Capital	—	(7,681)	—	(52,072)
Total distributions paid	(1,015,977)	(1,481,210)	—	(553,950)
Net decrease in net assets from distributions to shareholders	(1,015,977)	(1,488,891)	—	(606,022)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,489,029	11,970,378	1,232,516	1,952,133
Net asset value of shares issued in reinvestment of distributions	1,015,808	1,484,024	—	605,540
Payments for shares redeemed	(7,805,499)	(12,322,793)	(2,567,369)	(3,091,570)
Net increase (decrease) in net assets from shares of beneficial interest	(5,300,662)	1,131,609	(1,334,853)	(533,897)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,052,923	(2,028,345)	(755,012)	(2,077,264)

NET ASSETS
Beginning of Year	19,260,789	21,289,134	11,551,808	13,629,072
End of Year	$22,313,712	$19,260,789	$10,796,796	$11,551,808

SHARE ACTIVITY
Class A:
Shares Sold	119,643	1,156,920	143,961	226,538
Shares Reinvested	81,071	144,360	—	68,500
Shares Redeemed	(653,808)	(1,303,367)	(303,668)	(357,520)
Net decrease in shares of beneficial interest outstanding	(453,094)	(2,087)	(159,707)	(62,482)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI Strategic Growth Fund
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.42	$10.40	$9.42	$10.49	$9.43
Activity from investment operations:
Net investment loss (1)	(0.16)	(0.06)	(0.03)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	5.35	(0.31)	1.01	(0.83)	1.25
Total from investment operations	5.19	(0.37)	0.98	(0.96)	1.13
Paid-in-Capital from redemption fees	—	—	—	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	—	—	—	0.00 (2)	—
Net realized gains	(0.59)	(0.61)	—	(0.11)	(0.07)
Return of capital	—	0.00 (2)	—	—	—
Total distributions	(0.59)	(0.61)	—	(0.11)	(0.07)
Net asset value, end of year	$14.02	$9.42	$10.40	$9.42	$10.49
Total return (3)	55.78%	(4.05)%	10.40%	(9.33)%	12.03%
Net assets, end of year (000’s)	$22,314	$19,261	$21,289	$19,164	$20,983
Ratio of gross expenses to average net assets (4)	2.39%	2.32%	2.28%	2.20%	2.21%
Ratio of net expenses to average net assets (4)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets (4)	(1.30)%	(0.59)%	(0.35)%	(1.12)%	(1.24)%
Portfolio Turnover Rate	4205%	3662%	5155%	6067%	5910%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI Tactical Growth Fund
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$8.23	$9.30	$9.99	$9.46	$9.19
Activity from investment operations:
Net investment income (loss) (1)	(0.02)	(0.03)	0.27	0.18	(0.00	) (2)
Net realized and unrealized gain (loss) on investments and foreign currency translations	0.47	(0.60)	(0.24)	0.52	0.27
Total from investment operations	0.45	(0.63)	0.03	0.70	0.27
Paid-in-Capital from redemption fees	—	—	—	—	0.00	(2)
Less distributions from:
Net investment income	—	(0.03)	(0.33)	(0.17)	—
Net realized gains	—	(0.37)	(0.39)	—	—
Return of capital	—	(0.04)	—	—	—
Total distributions	—	(0.44)	(0.72)	(0.17)	—
Net asset value, end of year	$8.68	$8.23	$9.30	$9.99	$9.46
Total return (3)	5.47%	(7.14)%	0.88%	7.43%	2.94%
Net assets, end of year (000’s)	$10,797	$11,552	$13,629	$16,785	$18,493
Ratio of gross expenses to average net assets (4)	3.22%	2.90%	2.58%	2.43%	2.10%
Ratio of net expenses to average net assets (4)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets (4)	(0.20)%	(0.34)%	2.86%	1.79%	(0.05)%
Portfolio Turnover Rate	3302%	6627%	6333%	5702%	5656%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2021

1.	ORGANIZATION

The PSI Strategic Growth Fund (“SGF”) and the PSI Tactical Growth Fund (“TGF”) (each a “Fund” and collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. SGF and TGF are diversified funds. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A shares are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase. Prior to June 5, 2018, the Funds were subject to a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“the Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value committee as described below and in accordance with the Trust’s fair value procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The fair value procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the applicable Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the applicable Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (“underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. Investments in closed-end investment companies are valued at their last sales price. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2021 for the Funds’ investments measured at fair value:

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,971,921	$—	$—	$14,971,921
Mutual Fund	6,365,015	—	—	6,365,015
Total	$21,336,936	$—	$—	$21,336,936

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$2,626,273	$—	$—	2,626,273
Exchange Traded Funds	7,167,383	—	—	7,167,383
REITs	107,516	—	—	107,516
Total	$9,901,172	$—	$—	$9,901,172

The Funds did not hold any Level 3 securities during the year.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends that represent long term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2018 through 2020, or expected to be taken in the Funds’ June 30, 2021 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Ohio, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. As of June 30, 2021, SGF and TGF held $4,371,434 and $1,810,325, respectively, in overnight sweep accounts with Union Bank. These instruments are classified as cash and cash equivalents.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI Strategic Growth Fund	$805,638,203	$811,711,675
PSI Tactical Growth Fund	335,825,249	335,881,483

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Portfolio Strategies, Inc. serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of SGF and TGF.

During the year ended June 30, 2021, the advisory fees accrued for the Funds were as follows:

Fund	Advisory Fees
PSI Strategic Growth Fund	$216,471
PSI Tactical Growth Fund	108,645

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Adviser has contractually agreed, at least until October 31, 2021 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the SGF and TGF.

During the year ended June 30, 2021, the Advisor waived fees for the Funds as follows:

Fund	Waiver
PSI Strategic Growth Fund	$105,746
PSI Tactical Growth Fund	143,804

Any waiver or reimbursement by the Adviser is subject to repayment by a Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2021 will expire on June 30 of the following years:

Fund	June 30, 2022	June 30, 2023	June 30, 2024
PSI Strategic Growth Fund	$79,077	$86,478	$105,746
PSI Tactical Growth Fund	102,178	121,563	143,804

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares. The Plan provides that a monthly service fee is calculated by SGF and TGF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended June 30, 2021, SGF and TGF were charged $54,118 and $27,161, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended June 30, 2021, the Distributor received $1,154 for SGF in underwriting commissions for sales of Class A shares, of which $154 for SGF was retained by the principal underwriter or other affiliated broker-dealers. For the year ended June 30, 2021, the Distributor received $288 for TGF in underwriting commissions for sales of Class A shares, of which $38 for TGF was retained by the principal underwriter or other affiliated broker-dealers

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

SGF currently seeks to achieve its investment objective by investing a portion of its assets in Direxion Daily S&P 500 Bull 3X Shares and Rydex Series Trust Nova Fund – Investor Class. The funds are registered open-end investment companies incorporated in the USA. The Fund may redeem its investment from the funds at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the above listed open-end investment companies. The annual reports of the open-end investment companies, along with the report of the independent registered public accounting firm are included in the companies N-CSR available at www.sec.gov. As of June 30, 2021, SGF invested approximately 31.4% and 28.5% of its net assets in each of Direxion Daily S&P 500 Bull 3X Shares and Rydex Nova Fund – Investor Class, respectively.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of June 30, 2021, National Financial Services LLC. held 34.48% of the voting securities of SGF and E*TRADE Savings Bank held 42.44% and 72.88% of the voting securities of SGF and TGF, respectively. The Trust has no knowledge as to whether all or any portion of shares owned of record by National Financial Services LLC and E*TRADE Savings Bank are also owned beneficially and, therefore, may be deemed to control the applicable Funds.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2021, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
PSI Strategic Growth Fund	$21,262,424	$301,548	$(227,036)	$74,512
PSI Tactical Growth Fund	10,058,028	81,610	(238,466)	(156,856)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2021 and June 30, 2020 was as follows:

	For the year ended June 30, 2021
	Ordinary
	Income	Total
PSI Strategic Growth Fund	$1,015,977	$1,015,977

	For the year ended June 30, 2020
	Ordinary	Long-Term	Return
	Income	Capital Gains	of Capital	Total
PSI Strategic Growth Fund	$1,488,523	$—	$368	$1,488,891
PSI Tactical Growth Fund	525,810	39,350	40,862	606,022

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

As of June 30, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	and	Carry	Appreciation/	Accumulated
	Income	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI Strategic Growth Fund	$4,971,216	$—	$—	$74,512	$5,045,728
PSI Tactical Growth Fund	—	(7,779)	(1,397,112)	(156,880)	(1,561,771)

The difference between book basis and tax basis undistributed net investment income/(loss), unrealized appreciation (depreciation) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year Losses
PSI Tactical Growth Fund	$7,779

At June 30, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

	Short-Term	Long-Term	Total	CLCF Utilized
PSI Strategic Growth Fund	$—	$—	$—	$1,251,872
PSI Tactical Growth Fund	1,185,533	211,579	1,397,112	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and non-deductible expenses, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2021 as follows:

		Accumulated Earnings
	Paid in Capital	(Losses)
PSI Tactical Growth Fund	$(33,410)	$33,410

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
June 30, 2021

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended June 30, 2021 the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PSI Strategic Growth Fund, and PSI Tactical Growth Fund, and

Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PSI Strategic Growth Fund and PSI Tactical Growth Fund (the “Funds”), each a series of Northern Lights Fund Trust, as of June 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of June 30, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 27, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

EXPENSE EXAMPLES (Unaudited)
June 30, 2021

As a shareholder of the PSI Strategic Growth Fund or the PSI Tactical Growth Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (loads) on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/21	6/30/21	1/1/21 – 6/30/21	1/1/21 – 6/30/21
PSI Strategic Growth Fund	$1,000.00	$1,116.20	$9.97	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,002.30	$9.43	1.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/21	6/30/21	1/1/21 – 6/30/21	1/1/21 – 6/30/21
PSI Strategic Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2021

Adviser Portfolio Strategies, Inc. – PSI Strategic Growth Fund and PSI Tactical Growth Fund *

In connection with the regular meeting held on March 23-25, 2021 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Portfolio Strategies, Inc. (“Adviser”) and the Trust, with respect to PSI Strategic Growth Fund (“PSI Strategic”) and PSI Tactical Growth Fund (“PSI Tactical”) and (collectively the “PSI Funds”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that PSI was founded in 1982, had assets under management of approximately $122 million, and employed a dynamic management style that reduced exposure during high market volatility and fully invested when market volatility was low. It considered the backgrounds of PSI’s key investment personnel, noting their education and financial industry experience. The Board discussed the adviser’s investment process, observing that it sourced data from multiple research firms to examine technical trends, market momentum indicators, historical moving averages, historical risk and return characteristics, and economic growth rates to determine position entry and exit points. The Board acknowledged that PSI monitored compliance of PSI Strategic and PSI Tactical’s investment limitations by reviewing all transactions against internal position reports, administrator reports, and custodian statements. It considered the adviser’s broker-dealer selection process, noting that the adviser’s Brokerage Committee evaluated broker-dealers based on quality of execution, research, commission rates, operational factors, and the overall brokerage relationship. The Board noted that the adviser remained focused on managing volatility through an active management style to avoid large drawdowns. The Board concluded that it expected the adviser to continue providing quality services to the PSI Funds.

Performance.

PSI Strategic. The Board evaluated the performance of PSI Strategic. It considered the Fund’s objective and strategy. The Board noted that the Fund demonstrated strong performance over the one-year period that resulted in an improvement to its reported three-year statistics. The Board also noted that the Fund outperformed its Broadridge recommended peer group and Morningstar category medians and benchmark for the five-year period. It remarked that the volatility of the strategy was illustrated by its dramatic shifts from top quartile to bottom quartile for the 12-month rolling return over its 10-year history. The Board concluded that it expected PSI to continue providing reasonable returns to the Fund.

PSI Tactical. The Board reviewed the performance of PSI Tactical, noting its objective and strategy. It observed that the Fund underperformed its Broadridge recommended peer group, Morningstar category, and benchmark over the one-year, three-year, five-year, and since inception periods. The Board recalled that the adviser was conducting a review of the Fund and had recently adjusted the Fund’s model. The Board concluded that it asked the adviser to report back to the Board to reconsider the Fund’s performance after an appropriate amount of time to evaluate the adjusted signal program.

Fees and Expenses.

PSI Strategic. The Board evaluated the Fund’s advisory fee, noting that the advisory fee of 1.00% was equal to its Broadridge recommended peer group median, slightly lower than its peer group average, and lower than its Morningstar category average and median. It observed that the Fund’s net expense ratio of 1.90% was higher than the peer group median and average and category median and average. However, the Board noted that the Fund was

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

smaller than its peers, and that the strategy required additional effort by the adviser, which the adviser reported as a rationale for its higher advisory fee and net expense ratio. After discussion, the Board concluded that the Fund’s advisory fee was not unreasonable.

PSI Tactical. The Board considered the Fund’s advisory fee of 1.00%. It observed that the fee was equal to its Broadridge recommended peer group and Morningstar category median, but higher than its category average. The Board considered the adviser’s contention that the fee was appropriate because employing a tactical strategy required additional effort in order to generate and implement the research signals and implementing them on an almost daily basis. It observed that the Fund’s net expense ratio of 1.90% was higher than the peer group median and average and category median and average, but within the ranges of its peer group and category. After discussion, the Board concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the advisory services provided to each PSI Fund. It noted that the adviser had indicated its willingness to discuss the matter of breakpoints with the Board as each Fund reached $ 100 million in assets under management. The Board agreed that, in light of the expense limitation agreements and the adviser’s willingness to consider breakpoints as each Fund grows, the absence of breakpoints at this time was acceptable.

Profitability. The Board reviewed the profitability analysis provided by the adviser for each of the PSI Funds. It noted that the adviser reported a loss with respect to PSI Tactical and a modest profit with respect to PSI Strategic. Based on the information presented, the Board concluded that the adviser’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the advisory agreement was in the best interest of the shareholders of PSI Strategic and PSI Tactical.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the PSI Funds.

SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2021

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013);Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014);Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010);and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	2	Northern LightsFund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

6/30/21 – NLFT_v1

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014- 2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2021, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-9-BUYPSI.

6/30/21 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Portfolio Strategies, Inc.
621 Pacific Avenue, Suite 15
Tacoma, WA 98402

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $26,000

2020 - $31,000

2019 - $39,000

2018 - $65,000

2017 - $62,500

2016 - $62,500

2015 - $60,000

2014 - $58,750

(b)	Audit-Related Fees

2021 - None

2020 - None

2019 - None

2018 - None

2017 – None

2016 – None

2015 - None

2014 - None

(c)	Tax Fees

2021 - $5,000

2020 - $5,000

2019 - $7,500

2018 - $12,500

2017 - $12,500

2016 - $12,500

2015 - $12,500

2014 - $12,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

2019 - None

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2021	2020	2019	2018	2017	2016	2015	2014
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $5,000

2020 - $5,000

2019 - $7,500

2018 - $12,500

2017 - $12,500

2016 - $12,500

2015 - $12,500

2014 - $12,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/2/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/2/21

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 9/2/21